Exhibit 10.1

Execution Version

REFINANCING REVOLVING CREDIT COMMITMENTS AMENDMENT

This REFINANCING REVOLVING CREDIT COMMITMENTS AMENDMENT, dated as of December 14, 2023 (this “Amendment”), among THE GEO GROUP, INC., a Florida corporation (“GEO”), GEO CORRECTIONS HOLDINGS, INC., a Florida corporation (“Corrections” and, together with GEO, each, a “Borrower” and collectively, the “Borrowers”), the other Loan Parties party hereto, and ALTER DOMUS PRODUCTS CORP., as administrative agent (in such capacity, the “Administrative Agent”), each lender party hereto pursuant to an authorization and consent in the form attached hereto as Exhibit A (each such authorization, a “Lender Authorization and Consent”, and each such lender, a “Refinancing Revolving Credit Lender” and collectively, the “Refinancing Revolving Credit Lenders”).

PRELIMINARY STATEMENTS

WHEREAS, reference is made to that certain Credit Agreement, dated as of August 19, 2022, among the Borrowers, the Administrative Agent and the lenders party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to Section 2.22(b) of the Credit Agreement, the Borrowers have requested to refinance all of the Revolving Credit Commitments under the Credit Agreement as in effect immediately prior to the effectiveness of this Amendment and the revolving credit commitments under the Existing Credit Agreement with a new revovling credit facility under the Credit Agreement in the aggregate principal amount of $264,998,130 (the “Refinancing Revolving Credit Facility”, and the revolving credit commitmments thereunder, the “Refinancing Revolving Credit Commitments”), and the Refinancing Revolving Credit Lenders have agreed to provide the Refinancing Revolving Credit Facility, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is a “Refinancing Revolving Credit Commitments Amendment” and a “Loan Document” (each as defined in the Credit Agreement).

2. Refinancing Revolving Credit Facility. Pursuant to Section 2.22(b) of the Credit Agreement and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, on and as of the Amendment Effective Date:

(a) Each Refinancing Revolving Credit Lender hereby agrees, subject to the terms and conditions set forth herein and in the Credit Agreement, to make Refinancing Revolving Credit Loans (as defined below), in Dollars, to the Borrowers, from time to time from and after the Amendment Effective Date and otherwise during the Revolving Credit Availability Period, in an aggregate principal amount that will result in neither (x) such Lender’s Revolving Credit Exposure exceeding such Lender’s Refinancing Revolving Credit Commitment nor (y) the total

Revolving Credit Exposures exceeding the total Refinancing Revolving Credit Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein and in the Credit Agreement, the Borrowers may borrow, prepay and reborrow Refinancing Revolving Credit Loans. The amount of each Refinancing Revolving Credit Lender’s Refinancing Revolving Credit Commitment as of the Amendment Effective Date is set forth in such Refinancing Revolving Credit Lender’s Lender Authorization and Consent.

(b) Except as expressly set forth herein (including pursuant to clause (d) below), the terms and conditions applicable to, and the provisions in the Credit Agreement and the other Loan Documents relating to, the Refinancing Revolving Credit Commitments and the loans made thereunder pursuant to clause (a) above (the “Refinancing Revolving Credit Loans”) shall be identical to the terms and conditions applicable to, and the provisions in the Credit Agreement and the other Loan Documents relating to, the Revolving Credit Commitments and Revolving Credit Loans under the Credit Agreement as in effect immediately prior to the effectiveness of this Amendment, including, without limitation, that the Refinancing Revolving Credit Commitments shall terminate in full on the Revolving Credit Commitment Termination Date, and the Borrowers hereby unconditionally promise to repay to the Administrative Agent, for the account of the Refinancing Revolving Credit Lenders at such time, an amount equal to the aggregate principal amount of the Refinancing Revolving Credit Loans outstanding on the Revolving Credit Commitment Termination Date. Upon the effectiveness of this Amendment, (x) each reference in the Credit Agreement and the other Loan Documents to “Revolving Credit Commitments” and “Revolving Credit Loans” shall be deemed to refer to the Refinancing Revolving Credit Commitments and Refinancing Revolving Credit Loans and (y) each reference in the Credit Agreement and the other Loan Documents to “Revolving Credit”, when used in reference to any Loan or Borrowing, shall be deemed to refer to whether such Loan, or the Loans comprising such Borrowing, is or are made pursuant to clause (a) above, in each case, notwithstanding for such purposes that the existing Revolving Credit Commitments are terminated and the outstanding Revolving Credit Loans and other Revolving Credit Exposure (as applicable) are repaid pursuant to this Amendment and except where the context requires otherwise. Each Refinancing Revolving Credit Lender hereby agrees that it shall be a Revolving Credit Lender for all purposes under the Credit Agreement (as amended hereby) and the other Loan Documents and be bound by all of the terms and provisions thereof.

(c) For the avoidance of doubt, the Refinancing Revolving Credit Facility (i) shall rank pari passu with the other Obligations in right of payment and in priority with respect to the Liens created under the Security Documents, (ii) does not have any borrowers other than the Borrowers and (iii) does not have any obligors that are not the Loan Parties or any “restricted subsidiaries” that are not Restricted Subsidiaries.

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(d) The Applicable Rate with respect to the Refinancing Revolving Credit Commitments and Refinancing Revolving Credit Loans shall be the applicable rate per annum set forth below, based upon the Total Leverage Ratio as of the most recent determination date:

Category	Total Leverage Ratio	ABR Applicable Rate	SOFR Applicable Rate	Commitment Fee Rate
1	> 5.50:1.00	2.75%	3.75%	0.50%
2	> 4.50:1.00 and < 5.50:1.00	2.50%	3.50%	0.50%
3	> 3.50:1.00 and < 4.50:1.00	2.25%	3.25%	0.375%
4	> 2.50:1.00 and < 3.50:1.00	2.00%	3.00%	0.30%
5	< 2.50:1.00	1.75%	2.75%	0.25%

For purposes of the foregoing, (i) the Total Leverage Ratio shall be determined as of the end of each fiscal quarter of GEO based upon GEO’s consolidated financial statements delivered pursuant to Section 5.01(a) or (b), as applicable, of the Credit Agreement and (ii) each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the date 10 Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that (x) the Total Leverage Ratio shall be deemed to be in Category 4 from the Amendment Effective Date through the date 10 Business Days after the first delivery to the Administrative Agent of GEO’s consolidated financial statements delivered pursuant to Section 5.01(a) or (b), as applicable, of the Credit Agreement with respect to a fiscal quarter or year, as appliable, ending after the Amendment Effective Date and indicating a change in the Applicable Rate resulting from a change in the Total Leverage Ratio as of the end of such fiscal quarter and (y) the Total Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing and (B) if GEO fails to timely deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), as applicable, of the Credit Agreement during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered. In the event that, prior to the Release Date, the information regarding the Total Leverage Ratio contained in the financial statements delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (“Applicable Period”) than the Applicable Rate actually applied for such Applicable Period, then (i) the Borrowers shall immediately deliver to the Administrative Agent updated financial statements for such Applicable Period, (ii) the Applicable Rate shall be determined as if the correct Applicable Rate (as set forth in the table above) were applicable for such Applicable Period, and (iii) the Borrowers shall immediately deliver to the Administrative Agent full payment in respect of the accrued additional interest as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent to the affected Obligations. Notwithstanding anything to the contrary contained in this clause (d), the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.12(f) of the Credit Agreement. For the avoidance of doubt, the definition of “Applicable Rate” in the Credit Agreement shall be deemed to be amended as necessary to reflect the provisions of this clause (d) solely with respect to the Refinancing Revolving Credit Commitments and Refinancing Revolving Credit Loans.

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(e) Substantially concurrently with effectiveness of this Amendment, the Borrowers shall be deemed to have terminated the existing Revolving Credit Commitments and revolving credit commitments under the Existing Credit Agreement, and shall have repaid, prepaid and paid all of the then outstanding Revolving Credit Loans and other Revolving Credit Exposure associated with such terminated Revolving Credit Commitments and revolving credit loans and other revolving credit exposure associated with such terminated revolving credit commitments under the Existing Credit Agreement (together with, in each case, any accrued but unpaid interest and fees thereon and any premiums, if any, with respect thereto); provided that, notwithstanding the foregoing, all undrawn Letters of Credit that are outstanding immediately prior to the effectiveness of this Amendment (the “Existing Letters of Credit”) shall be deemed to have been issued under the Refinancing Revolving Credit Facility from and after the Amendment Effective Date and shall be subject to and governed by the terms and conditions of the Credit Agreement as amended by this Amendment (the refinancing contemplated by this clause (e), the “Refinancing”).

(f) The proceeds of Refinancing Revolving Credit Loans will be used only (i) to finance the Refinancing on the Amendment Effective Date and to pay fees, commissions, costs and expenses incurred in connection with the transactions contemplated hereby, (ii) for Working Capital and general corporate purposes of GEO and its Restricted Subsidiaries, including the payment of fees, costs and expenses incurred in connection with the transactions contemplated by the Loan Documents and (iii) for other purposes permitted under the Credit Agreement.

3. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) that each of the following conditions precedent is satisfied, each of which shall be reasonably satisfactory to the Administrative Agent and the Refinancing Revolving Credit Lenders in form and substance:

(a) Executed Counterparts. The Administrative Agent shall have received counterparts of the following documents signed by the following parties: (i) from each of the Borrowers, each other Loan Party and the Administrative Agent, this Amendment and (ii) from each Refinancing Revolving Credit Lender, a Lender Authorization and Consent.

(b) No Default. No Default or Event of Default shall have occurred and be continuing or would result from this Amendment or the transactions contemplated hereby.

(c) Refinancing. The Refinancing shall occur, or be deemed to have occurred, substantially concurrently with the effectiveness of this Amendment, including, without limitation, that (i) the Administrative Agent shall have received a copy of a duly executed payoff letter with respect to the Existing Credit Agreement and all documentation necessary to release or terminate, as applicable, security interests and guarantees in respect thereof, in each case, in form and substance satisfactory to the Administrative Agent and the Refinancing Revolving Credit Lenders and (ii) the Borrowers shall, substantially concurrently with the effectiveness of this Amendment, repay, prepay and pay all of the then outstanding Revolving Credit Loans and other Revolving Credit Exposure (other than with respect to Existing Letters of Credit) associated with such existing Revolving Credit Commitments and revolving credit loans and other revolving credit exposure associated with the revolving credit commitments under the Existing Credit Agreement (together with, in each case, any accrued but unpaid interest and fees thereon and any premiums and amounts required pursuant to Section 2.14 of the Credit Agreement, if any, with respect thereto).

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(d) Borrowing Request. The Administrative Agent shall have received a Borrowing Request in accordance with Section 2.03 of the Credit Agreement (as amended hereby) with respect to the Refinancing Revolving Credit Loans to be made on the Amendment Effective Date.

(e) Opinions of Counsel to Loan Parties. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) (i) of Akerman LLP, counsel for the Borrowers and the Guarantors, covering such matters relating to the Borrowers, the Guarantors, this Amendment, the other Loan Documents executed in connection herewith and the transactions contemplated hereby and thereby as the Administrative Agent or the Refinancing Revolving Credit Lenders shall reasonably request (and each Borrower for itself and on behalf of each Guarantor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent), (ii) of Dorsey & Whitney, LLP, Alaska counsel for certain Guarantors, covering such matters relating to such Guarantors as the Administrative Agent or the Refinancing Revolving Credit Lenders shall reasonably request (and GEO, on behalf of such Guarantors, hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent), (iii) of Foley Hoag LLP, Massachusetts counsel for certain Guarantors, covering such matters relating to such Guarantors as the Administrative Agent or the Refinancing Revolving Credit Lenders shall reasonably request (and GEO, on behalf of such Guarantors, hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent), (iv) of Latsha Davis & Marshall PLC, Pennsylvania counsel for certain Guarantors, covering such matters relating to such Guarantors as the Administrative Agent or the Refinancing Revolving Credit Lenders shall reasonably request (and GEO, on behalf of such Guarantors, hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent), (v) of Holland & Hart LLP, Wyoming counsel for certain Guarantors, covering such matters relating to such Guarantors as the Administrative Agent or the Refinancing Revolving Credit Lenders shall reasonably request (and GEO, on behalf of such Guarantors, hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent), and (vi) of the in-house General Counsel for the Borrowers and the Guarantors, covering such other matters relating to the Borrowers, the Guarantors, this Amendment, the other Loan Documents executed in connection herewith and the transactions contemplated hereby and thereby as the Administrative Agent or the Refinancing Revolving Credit Lenders shall reasonably request (and each Borrower for itself and on behalf of each Guarantor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(f) Notes. Each Refinancing Revolving Credit Lender that shall have requested a promissory note shall have received a duly completed and executed Note for such Lender.

(g) Governmental and Third Party Approvals. GEO and each Restricted Subsidiary shall have obtained all necessary approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Amendment and the other Loan Documents executed in connection herewith.

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(h) Corporate Documents. The Administrative Agent shall have received a certificate of the secretary or assistant secretary (or equivalent) of each Loan Party certifying (x) as to the incumbency and genuineness of the signature of each officer of such Loan Party executing this Amendment and any other Loan Documents executed in connection herewith and (y) that:

(i) attached thereto are true, correct and complete copies of (A) the articles of incorporation or similar charter documents of such Loan Party and, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization, and (B) the bylaws or operating agreement or similar governing documents of such Loan Party, in each case as in effect on the date hereof (or, in each case, there have been no changes to such Loan Party’s articles of incorporation or similar charter documents or bylaws, operating agreement or similar governing documents delivered to the Administrative Agent on the Effective Date);

(ii) attached thereto is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of each Loan Party authorizing the execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith to which such Loan Party is a party; and

(iii) attached thereto is a certificate, as of a recent date, of the good standing of each Loan Party under the laws of its jurisdiction of organization (or equivalent) (to the extent such concept exists in such jurisdiction with respect to the applicable type of entity) and a certificate of the relevant taxing authorities of such jurisdictions, if available, certifying that such Person has filed required tax returns and owes no delinquent taxes (to the extent such certificates are issued by a Governmental Authority in such jurisdiction).

(i) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of GEO, certifying on behalf of GEO that, on and as of the Amendment Effective Date, (i) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing.

(j) Refinancing Amendment Certificate. The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of GEO, certifying that the requirements and conditions set forth in Section 2.22(b) of the Credit Agreement with respect to the Refinancing Revolving Credit Commitments have been complied with and satisfied, as applicable.

(k) Solvency Certificate. The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of GEO, to the effect that, on and as of the Amendment Effective Date, GEO and its Subsidiaries, on a consolidated basis, are Solvent.

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(l) Fees and Expenses. The Administrative Agent shall have received evidence that GEO shall have paid (or caused to be paid) such fees and reimbursements (including the reasonable fees and expenses of outside counsel) as GEO shall have agreed to pay to any Lender or the Administrative Agent on or prior to the Amendment Effective Date in connection with this Amendment and the transactions contemplated hereby.

(m) Patriot Act Compliance. The Administrative Agent shall have received, no later than three Business Days in advance of the Amendment Effective Date, all required documentation and other information under applicable “know your customer” and AML Laws, including without limitation the Patriot Act, as shall have been reasonably requested in writing by the Administrative Agent or any Refinancing Revolving Credit Lender, at least ten Business Days prior to the Amendment Effective Date.

(n) Flood Hazard Determination. The Administrative Agent and each applicable Lender shall have received, to the extent requested by such Lender at least four (4) Business Days prior to the Amendment Effective Date, a completed Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each applicable mortgaged property and, if any such property is located in a Flood Zone, evidence of flood insurance reasonably satisfactory to the Administrative Agent and the applicable Lenders.

For purposes of determining compliance with the conditions specified in this Section 3, each Refinancing Revolving Credit Lender that has signed a Lender Authorization and Consent shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Refinancing Revolving Credit Lender unless the Administrative Agent shall have received notice from such Refinancing Revolving Credit Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

4. Representations and Warranties. By its execution of this Amendment, each of the Loan Parties hereby certifies that all of the representations and warranties of the Loan Parties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (provided that any such representations and warranties qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects), in each case as of the Amendment Effective Date (or, to the extent such representations and warranties specifically refer to an earlier date or time, as of such earlier date or time).

5. Reaffirmation.

(a) To induce the Refinancing Revolving Credit Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof . Each Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

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(b) In furtherance of the foregoing clause (a), each of the Loan Parties that is party to any Security Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Security Document (in such capacity, each a “Reaffirming Party”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. In addition, each Reaffirming Party reaffirms the security interests granted by such Reaffirming Party under the terms and conditions of the Security Documents (in each case, to the extent a party thereto) to secure the Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Party hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby secures and will continue to secure, to the fullest extent possible in accordance with the Security Documents, the payment and performance of the Obligations, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and each Reaffirming Party now or hereafter existing, in each case pursuant to the terms of the Security Documents such Reaffirming Party is a party to, (ii) confirms its respective grant to the Administrative Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Party’s right, title and interest in, to and under all Collateral to which such Reaffirming Party granted a security interest in and a continuing Lien on pursuant to the terms of the Security Documents to which such Reaffirming Party is party to, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations, subject to the terms contained in the applicable Loan Documents and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.

6. Effect of Amendment; Integration.

(a) Except as expressly set forth herein or in the Credit Agreement (as amended hereby), this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement (as amended hereby) or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document (other than the Credit Agreement), all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Loan Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement (as amended hereby) or any other Loan Document in similar or different circumstances.

(b) This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. No amendment or modification of this Amendment shall be binding unless made by written instrument signed by each party hereto.

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7. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Amendment and any claim, controversy or dispute arising under or related to this Amendment, whether in tort, contract (at law or in equity) or otherwise, shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York and of the United States District Court for the Southern District of New York, in each case sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Loan Parties or their respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 7(b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Sections 9.01 and 9.09(d) of the Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by applicable law.

8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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9. Severability. Any term or provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment, and the invalidity of a particular term or provision in a particular jurisdiction shall not invalidate such term or provision in any other jurisdiction. If any term or provision of this Amendment is so broad as to be unenforceable, the term or provision shall be interpreted to be only so broad as would be enforceable. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute a single agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

ALTER DOMUS PRODUCTS CORP., as Administrative Agent

By:	/s/ Pinju Chiu
Name:	Pinju Chiu
Title:	Associate Counsel

THE GEO GROUP, INC., as a Borrower

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	SVP and CFO

GEO CORRECTIONS HOLDINGS, INC., as a Borrower

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

ADAPPT, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

ARAPAHOE COUNTY RESIDENTIAL CENTER, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

BEHAVIORAL ACQUISITION CORP., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P. FINANCE

BEHAVIORAL HOLDING CORP., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., FINANCE

B.I. INCORPORATED., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., FINANCE

BI MOBILE BREATH, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., FINANCE

BII HOLDING CORPORATION., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., FINANCE

BII HOLDING I CORPORATION., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., FINANCE

BROAD REAL ESTATE HOLDINGS LLC.,
as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

CCC WYOMING PROPERTIES, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

CCMAS LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

CEC INTERMEDIATE HOLDINGS LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

CEC PARENT HOLDINGS LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

CEC STAFFING SOLUTIONS LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

CIVIGENICS, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

CIVIGENICS MANAGEMENT SERVICES, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

CIVIGENICS-TEXAS, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

CLEARSTREAM DEVELOPMENT LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

COMMUNITY ALTERNATIVES, as a Guarantor

By:	Community Education Centers, Inc., its Manager

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

COMMUNITY CORRECTIONS, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

COMMUNITY EDUCATION CENTERS, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, FINANCE, CFO

CORNELL COMPANIES, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

CORNELL CORRECTIONS MANAGEMENT, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, CFO

CORNELL CORRECTIONS OF RHODE ISLAND, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

CORNELL CORRECTIONS OF TEXAS, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

CORRECTIONAL PROPERTIES, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

CORRECTIONAL PROPERTIES PRISON FINANCE LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., Finance

CORRECTIONAL SERVICES CORPORATION, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

CORRECTIONAL SYSTEMS, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, CFO

CPT LIMITED PARTNER, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., Finance

CPT OPERATING PARTNERSHIP L.P., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., Finance

FENTON SECURITY, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

GEO ACQUISITION II, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., Finance

GEO CARE LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

GEO CPM, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

GEO CC3 INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

GEO HOLDINGS I, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., Finance

GEO INTERNATIONAL SERVICES, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

GEO LEASING, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

GEO MANAGEMENT SERVICES, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

GEO MCF LP, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

GEO OPERATIONS, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

GEO RE HOLDINGS LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & Treasurer

GEO REENTRY, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

GEO REENTRY OF ALASKA, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

GEO REENTRY SERVICES, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

GEO SECURE SERVICES, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

GEO TRANSPORT, INC., as a Guarantor

By:	/s/ Brian R. Evans:
Name:	Brian R. Evans
Title:	VP & Treasurer

GEO/DEL/R/02, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

GEO/DEL/T/02, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

HIGHPOINT INVESTMENTS LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

MCF GP, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP & CFO

MINSEC COMPANIES, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

MINSEC TREATMENT, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

MUNICIPAL CORRECTIONS FINANCE L.P., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., Finance

PROTOCOL CRIMINAL JUSTICE, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., Finance

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	V.P., Finance

SECON, INC., as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

WBP LEASING, LLC, as a Guarantor

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	VP, Finance, CFO

Exhibit A to Amendment

Form of Lender Authorization and Consent

[attached]

LENDER AUTHORIZATION AND CONSENT

The Geo Group, Inc.

Refinancing Revolving Credit Commitments Amendment

Alter Domus Products Corp.,

as Administrative Agent

225 W. Washington Street, 9th Floor

Chicago, Illinois 60606

Attention: Legal Department - Agency, [                ] and [                ]

Email: legal_agency@alterdomus.com, [                    ] and [                    ]

Re:

Refinancing Revolving Credit Commitments Amendment dated as of December 14, 2023 (the “Amendment”; capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Amendment) by and among THE GEO GROUP, INC., a Florida corporation (“GEO”), GEO CORRECTIONS HOLDINGS, INC., a Florida corporation (“Corrections” and, together with GEO, each, a “Borrower” and collectively, the “Borrowers”), the other Loan Parties party thereto, Alter Domus Products Corp., as administrative agent (the “Administrative Agent”) and the Lenders party thereto.

This authorization acknowledges our receipt and review of the execution copy of the Amendment in the form posted on the The Geo Group, Inc. and GEO Correction Holdings, Inc. SyndTrak workspace. By executing this authorization, we hereby (a) approve the Amendment, (b) confirm that, as of the date hereof, after giving effect to the Amendment, we have made and are bound by the Refinancing Revolving Credit Commitments set forth on Schedule I attached hereto and will act in the roles associated therewith, (c) irrevocably appoint Alter Domus Products Corp. to act on our behalf as the Administrative Agent under the Amendment, the Credit Agreement and the other Loan Documents subject to and upon the terms and conditions of Article VIII of the Credit Agreement, (d) agree to be bound by the provisions of the Credit Agreement (and acknowledge receipt of a copy thereof) and the other Loan Documents, including without limitation Section 2.15(g), Article VIII and Section 9.03(c) of the Credit Agreement, and (e) authorize and direct the Administrative Agent to execute and deliver the Amendment on our behalf using this authorization.

This authorization is binding upon the undersigned and its successors and assigns (including participants). The undersigned will notify any prospective successor or assignee of any of its rights or obligations under the Amendment and the Credit Agreement (including any participant) of the foregoing.

[Signature Page Follows.]

[Insert name of applicable financial institution], as a Refinancing Revolving Credit Lender

By:
Name:
Title:

SCHEDULE I

Refinancing Revolving Credit Commitments of [Lender]

Refinancing Revolving Credit Commitments

$[            ]